UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

Vivid Seats Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 East Washington Street, Suite 900 Chicago, IL (Address of principal executive offices)	60602 (Zip Code)

Registrant’s telephone number, including area code: (312) 291-9966

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	NASDAQ
Warrants to purchase one share of Class A common stock	SEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 5, 2025 (the “Closing Date”), certain direct and indirect subsidiaries of Vivid Seats Inc. (the “Company”), including Hoya Midco, LLC (the “Borrower”), Hoya Intermediate, LLC (“Holdings”), Vivid Seats LLC, and certain direct and indirect wholly owned subsidiaries of Vivid Seats LLC, entered into an amendment (the “Amendment”) to the First Lien Credit Agreement, dated June 30, 2017, among the Borrower, Holdings, Barclays Bank PLC, as administrative agent, and the lenders and loan parties from time to time party thereto (as amended from time to time, including by the Amendment, the “Credit Agreement”). Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement.

The Amendment repriced all $393.0 million of Term Loans outstanding immediately prior to the Closing Date, reducing the applicable interest on the Term Loans from (i) Adjusted Term SOFR plus a margin of 3.00% to (ii) Adjusted Term SOFR plus a margin of 2.25% (2.00% if the Rating Level is at least Ba3/BB- (in each case, stable or better)). The Amendment did not materially change any of the other terms and conditions of the Credit Agreement. Accordingly, except as set forth herein, the repriced Term Loans have the same material terms (including with respect to maturity, prepayment, security, covenants and events of default) as described in Note 12 to the Company’s unaudited condensed consolidated financial statements included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

The foregoing description of the Amendment and the Term Loans is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 hereof is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1
Amendment No. 6 to First Lien Credit Agreement, dated February 5, 2025, among Hoya Midco, LLC, Hoya Intermediate, LLC, Barclays Bank PLC, and the lenders and loan parties from time to time party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date: February 11, 2025	By:	/s/ Lawrence Fey
Lawrence Fey
Chief Financial Officer